Corporate Communications Department
NEWS Release

Textron Announces Intent to Separate its Industrial Segment, Enhancing Strategic Focus as a Pure-Play Aerospace and Defense Company

Textron to become a pure-play Aerospace & Defense company aligned to its core franchises of Textron Aviation, Bell, and Textron Systems (“New Textron”)
Separation of Textron’s Industrial segment – composed of Kautex and Textron Specialized Vehicles (“Industrial”)
Separation designed to enhance strategic focus and unlock shareholder value

PROVIDENCE, R.I. – April 30, 2026 – Textron Inc. (the "Company" or “Textron”) (NYSE: TXT) today announced its intent to separate its Industrial segment from the Company’s core aerospace and defense businesses to enhance its strategic and operational focus and drive long-term value for stakeholders.
Textron intends to explore multiple paths to effect the planned separation of its Industrial segment, including but not limited to a sale of the Industrial businesses or a tax-free separation into a standalone, publicly traded company. The separation results in New Textron becoming a pure-play aerospace and defense company aligned to its core franchises of Textron Aviation, Bell, and Textron Systems.
“This planned separation creates greater clarity and focus for both businesses,” said Lisa M. Atherton, Chief Executive Officer of Textron. “New Textron will move forward as a pure-play aerospace and defense company positioned for higher growth, while Industrial gains the independence to pursue strategies aligned with its distinct strengths—unlocking long term value for all stakeholders.”
Compelling Strategic Rationale for a Separation
New Textron and Industrial operate in distinct markets with unique business opportunities and investment requirements. As separate companies, each is expected to benefit from:
•Enhanced agility and focus to better position for long-term success;
•Ability to tailor capital allocation strategies aligned with each company’s growth profile, product development activities, and larger industry dynamics;
•Increased strategic flexibility to pursue organic and inorganic growth opportunities;
•Compelling investment profiles appealing to different investor bases; and
•Distinct management teams comprised of experienced industry leaders with relevant expertise and track records of value creation.
“Through the Board of Directors’ strategic planning process and our ongoing portfolio review, the Board and the management team concluded that pursuing a separation of our Industrial segment is the right approach to sharpen the strategic focus of Textron and support long-term value creation for shareholders,” said Scott C. Donnelly, Textron’s Executive Chairman.

New Textron: Premier Pure-Play Aerospace & Defense Company
Following the planned separation, New Textron, with over $12 billion in expected 2026 revenues and $19 billion in backlog, will be a premier pure-play aerospace and defense company with world-class engineering capabilities, a long track record of innovation, and proven manufacturing and support operations. The Company will be anchored by its core franchises: in general aviation under the Cessna and Beechcraft brands and in military and commercial rotorcraft under the Bell brand, in addition to Textron Systems’ differentiated suite of aerospace and defense products and services.
New Textron expects a successful separation to increase its revenue growth profile and operating margins. The Company remains committed to maintaining a strong balance sheet and consistent capital allocation priorities, including investments in research and development and capital expenditures.
Industrial: A Global Mobility Company
Industrial, with over $3 billion in expected 2026 revenues, is composed of Kautex – a leader in plastic fuel systems, battery enclosures, and clear-vision systems for the automotive industry – and Textron Specialized Vehicles, a manufacturer of specialized vehicles and equipment with globally recognized brands such as E-Z-GO, PACE Technologies, Jacobsen, and TUG Technologies.
"We are confident this next chapter will enable Industrial to build on its strong foundation and deliver enhanced value for employees, customers, and shareholders,” said Atherton. She continued, “Throughout the separation process, we will remain focused on positioning our talented teams for long-term success."
Transaction Details
The Company is targeting completion of the separation within 12 to 18 months, subject to the satisfaction of certain conditions customary for such a proposed separation, including receipt of any required regulatory approvals and final approval of the Company’s Board of Directors. There can be no assurance regarding the ultimate timing or structure of the proposed separation or that a transaction will be completed.
As the Company pursues this separation, Textron will continue to operate its Industrial businesses in alignment with its current strategy, including continued investments in growth, margin improvement, and innovation.
First-Quarter 2026 Results and Conference Call
In a separate press release issued today, Textron announced its first-quarter results.
Textron will host a conference call at 8:00 a.m. (Eastern) to discuss the results and the proposed separation. The call will be available via webcast at www.textron.com or by direct dial at (888) 596-4144 in the U.S. or (646) 968-2525 outside of the U.S.; Access Code: 6969175.
In addition, the call will be recorded and available for playback beginning at 11:00 a.m. (Eastern) on Thursday, April 30, 2026 by dialing (800) 770-2030; Access Code: 6969175.
Advisors
Goldman Sachs & Co. LLC is serving as financial advisor and Latham & Watkins LLP is serving as legal advisor to Textron.

Forward-Looking Information
Certain statements in this press release and other oral and written statements made by the Company from time to time are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which may describe strategies, goals, outlook or other non-historical matters, or project revenues, income, returns or other financial measures, often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “guidance,” “project,” “target,” “potential,” “will,” “should,” “could,” “likely” or “may” and similar expressions intended to identify forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking statements, including, but not limited to, statements regarding: the intended separation of Textron’s aerospace and defense businesses from its Industrial businesses; expected 2026 revenues for Textron and its Industrial segment; the timing and method of the separation; the anticipated benefits of the separation; the expected financial and operating performance of, and future opportunities for, each of the two platforms following the separation, including any expected growth in revenue and operating margins; and the tax treatment of the transaction. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements.
The factors that could cause actual results to differ materially from past and projected future results include, among other things: the approval of the transactions effecting the separation by the Company's board of directors; the uncertainty of obtaining regulatory approvals in connection with the separation, including any rulings sought from the Internal Revenue Service; the ability to satisfy the necessary closing conditions to complete the separation on a timely basis, or at all; the Company's ability to effect a successful separation and realize the anticipated benefits of the separation; the Company's ability to manage and grow its business and to execute its business and growth strategies; the impact of costs or disruptions caused by or related to the separation; the possibility that any consents or approvals required in connection with the separation transactions will not be received or obtained within the expected time frame, on the expected terms or at all; and other factors described in the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and in its other filings made with the SEC.
Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update or revise any forward-looking statements.

Investor Contacts:
Scott Hegstrom – 401-457-2288
Kyle Williams – 401-457-2288

Media Contact:
Mike Maynard – 401-457-2362